UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☒    Definitive Additional Materials

☐     Soliciting Material Pursuant to § 240.14a-12

SELLAS LIFE SCIENCES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐     Fee previously paid with preliminary materials.

☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/SLS. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/SLS Online Go to www.envisionreports.com/SLS or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 03STWE + + Important Notice Regarding the Availability of Proxy Materials for the SELLAS Life Sciences Group, Inc. Company Stockholder Meeting to be Held on June 20, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and annual report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 2, 2023 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SLS. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials SELLAS Life Sciences Group, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 2, 2023. The 2023 Annual Meeting of Stockholders of SELLAS Life Sciences Group, Inc. will be held on Tuesday, June 20, 2023 at 8:30 a.m. Eastern Time, virtually via the Internet at meetnow.global/M46V2FV. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5: 1. To elect two (2) Class I directors to serve on our Board of Directors for a three-year term expiring on the date on which our annual meeting of stockholders is held on 2026. 2. To ratify the appointment by our Audit Committee of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve an amendment to the Company’s 2019 Equity Incentive Plan (the “2019 Equity Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2019 Equity Plan by 3,000,000 shares and to delete the reference to the evergreen provision which expired on January 2, 2023 from the 2019 Equity Plan. 4. To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. 5. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice